                              MERRILL LYNCH & CO.

                             THE DEALER MANAGER FOR

                              THE SOUTHERN COMPANY

                           OFFER TO PURCHASE FOR CASH
           ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING SERIES OF
                               PREFERRED STOCK OF

                               GULF POWER COMPANY

                                                            OUTSTANDING     CUSIP     PURCHASE PRICE
TITLE OF SERIES OF PREFERRED                                  SHARES       NUMBER      (PER SHARE)
----------------------------                                -----------   ---------   --------------
Preferred Stock ($100 par value)
  4.64% Series............................................     51,026     402479208      $ 86.73
  5.16% Series............................................     50,000     402479307      $100.00
  5.44% Series............................................     50,000     402479406      $100.00
Preferred Stock ($25 stated capital)
  6.72% Series............................................    800,000     402479836      $ 25.00
  1993 Adjustable Rate Series.............................    600,000     402479828      $ 25.00

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 1997, UNLESS THE OFFER IS EXTENDED.

                                                                November 3, 1997

To Brokers, Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

     In our capacity as Dealer Manager, we are enclosing the material listed below relating to the invitation of The Southern Company, a Delaware corporation ("Southern"), to the holders of each series of preferred stock of Gulf Power Company (the "Company"), a Maine corporation and direct utility subsidiary of Southern, listed above (each a "Series of Preferred") to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed above plus from the Company the Interim Dividend (as defined in the Offer to Purchase and Proxy Statement (as defined below)), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated November 3, 1997 (the "Offer to Purchase and Proxy Statement"), and in the Letter of Transmittal and Proxy for the Shares tendered. As to each Series of Preferred, the Offer to Purchase and Proxy Statement, together with the applicable Letter of Transmittal and Proxy, constitutes the "Offer." Southern will purchase all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer. The Offer for a Series of Preferred is not conditioned upon any minimum number of Shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES AFTER THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). IN ADDITION, PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. SEE "PROPOSED AMENDMENT AND PROXY SOLICITATION," "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF THE OFFER" AND "TERMS OF THE OFFER -- EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

     IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE

MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

     The Shares will trade, during the period which begins two days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market under the symbol "GLWPT" for the 4.64% Series of Preferred, "GLWOT" for the 5.16% Series of Preferred, "GLWNT" for the 5.44% Series of Preferred, "GLWMT" for the 6.72% Series of Preferred and "GLWLT" for the 1993 Adjustable Rate Series of Preferred, indicating that such Shares are trading "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have its authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. (the "NASD") and The Depository Trust Company have issued notices informing their members and participants that the Shares are trading "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.

     We are asking you to contact your clients for whom you hold Shares registered in your name (or in the name of your nominee) or who hold Shares registered in their own names. Please bring the Offer to their attention as promptly as possible.

     Southern will pay a solicitation fee of 1.50% of the par value or stated capital, as applicable, per Share for any Shares tendered, accepted for payment and paid pursuant to the Offer; provided, however, that with respect to transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Southern will pay a solicitation fee of 1.00% of the par value or stated capital, as applicable, per Share. The Company will pay a separate fee of 0.50% of the par value or stated capital, as applicable, per Share for any Shares that are not tendered pursuant to the Offer but which are voted in favor of the Proposed Amendment; provided, however, that with respect to transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, the Company will pay a fee of 0.25% of the par value or stated capital, as applicable, per Share. With respect to fees described in this paragraph that involve transactions for beneficial owners whose ownership is less than 2,500 Shares, any fee payable thereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case such fee shall be paid in full to the Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees described in this paragraph that involve transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fee payable thereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case, 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager).

     A designated Soliciting Dealer is an entity covered by a Letter of Transmittal and Proxy which designates its name as having solicited and obtained the tender or proxy, and is (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the NASD, (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders and Proxies (included below). No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Southern, the Company, the Depositary (as defined below), the Dealer Manager or the Information Agent for purposes of the Offer. For all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered," "processing shares voted" or "forwarding to customers materials relating to the Offer."

     Southern will also, upon request, reimburse Soliciting Dealers for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Offer to their customers. Southern will pay all stock transfer taxes applicable to its purchase of Shares pursuant to the offer, subject to Instruction 6 of the Letter of Transmittal and Proxy.

     IN ORDER FOR A SOLICITING DEALER TO RECEIVE A SOLICITATION FEE, THE BANK OF NEW YORK, AS DEPOSITARY (THE "DEPOSITARY"), MUST HAVE RECEIVED FROM SUCH SOLICITING DEALER A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF SOLICITED TENDERS AND PROXIES IN THE FORM ATTACHED HERETO (OR FACSIMILE THEREOF) WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION OF THE OFFER.

     For your information and for forwarding to your clients for whom you hold Shares registered in your name (or in the name of your nominee), we are enclosing the following documents:

          1. The Offer to Purchase and Proxy Statement, dated November 3, 1997.

          2. A separate Letter of Transmittal and Proxy for each Series of Preferred for your use and for the information of your clients.

          3. A letter to shareholders of the Company from its President and Chief Executive Officer.

          4. A Notice of Guaranteed Delivery and Proxy to be used to accept the Offer if the Shares and all other required documents cannot be delivered to the Depositary by the applicable Expiration Date (as defined in the Offer to Purchase and Proxy Statement).

          5. A form of letter which may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space for obtaining such clients' instructions with regard to the Offer by Southern and with regard to the proxy solicitation by the Company.

          6. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, providing information relating to backup federal income tax withholding.

          7. A return envelope addressed to The Bank of New York, the Depositary.

          8. A DTC Summary Voting Form to be used by participants of DTC to consolidate voting across multiple issues (i.e., summary ballot).

     EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR A PARTICULAR SERIES OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 10, 1997, UNLESS THE OFFER IS EXTENDED.

     NEITHER SOUTHERN, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

     Any questions or requests for assistance or additional copies of the enclosed materials may be directed to Corporate Investor Communications, Inc., the Information Agent, or to us, as Dealer Manager, at the respective addresses and telephone numbers set forth on the back cover of the enclosed Offer to Purchase and Proxy Statement.

                                          Very truly yours,

                                          Merrill Lynch & Co.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS THE AGENT OF SOUTHERN, THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                               GULF POWER COMPANY

          NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 4.64% SERIES
                             CUSIP NUMBER 402479208

     List below the number of Shares tendered, or voted in favor of the Proposed Amendment but not tendered, by each beneficial owner whose tender or vote you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders and Proxies.

     ALL NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

  Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 1.50% of
                 the par value per Share ($1.50) (Tenders Only)

--------------------------------------------------------------------------------------------------
                                                    Number of Shares           Number of
       DTC Participant          VOI Ticket            Requested for       Beneficial Owner(s)
           Number                 Number*                Payment              Represented
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

   Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 1.00% of
                 the par value per Share ($1.00) (Tenders Only)

-----------------------------------------------------------------------------------------------------
                                              Number of          Number of           Name of
                                               Shares           Beneficial         Soliciting
     DTC Participant      VOI Ticket        Requested for        Owner(s)         Merrill Lynch
         Number             Number*            Payment          Represented          Dealer
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

                               GULF POWER COMPANY

          NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 4.64% SERIES
                             CUSIP NUMBER 402479208
                                  (CONTINUED)

Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 0.50% of the
                                   par value
                         per Share ($0.50) (Proxy Only)

------------------------------------------------------------------------------------------
                                                               Number of Beneficial
         DTC Participant             Number of Shares                Owner(s)
              Number              Requested for Payment            Represented
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

   Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 0.25% of
                  the par value per Share ($0.25) (Proxy Only)

---------------------------------------------------------------------------------------------------
                             Number of Shares      Number of Beneficial    Name of Soliciting
       DTC Participant         Requested for             Owner(s)             Merrill Lynch
           Number                 Payment              Represented               Dealer
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                               GULF POWER COMPANY

          NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 5.16% SERIES
                             CUSIP NUMBER 402479307

     List below the number of Shares tendered, or voted in favor of the Proposed Amendment but not tendered, by each beneficial owner whose tender or vote you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders and Proxies.

     ALL NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

  Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 1.50% of
                 the par value per Share ($1.50) (Tenders Only)

--------------------------------------------------------------------------------------------------
                                                    Number of Shares           Number of
       DTC Participant          VOI Ticket            Requested for       Beneficial Owner(s)
           Number                 Number*                Payment              Represented
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

     Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 1.00% of the par value per Share ($1.00) (Tenders Only)

------------------------------------------------------------------------------------------------------
                                                 Number of         Number of          Name of
             DTC                                   Shares          Beneficial        Soliciting
         Participant           VOI Ticket      Requested for        Owner(s)       Merrill Lynch
            Number              Number*           Payment         Represented          Dealer
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

                               GULF POWER COMPANY

          NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 5.16% SERIES
                             CUSIP NUMBER 402479307
                                  (CONTINUED)

  Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 0.50% of
                  the par value per Share ($0.50) (Proxy Only)

     --------------------------------------------------------------------------------
                                     Number of Shares         Number of Beneficial
                                      Requested for                 Owner(s)
       DTC Participant Number            Payment                  Represented
     --------------------------------------------------------------------------------

     --------------------------------------------------------------------------------

     --------------------------------------------------------------------------------

     --------------------------------------------------------------------------------

     --------------------------------------------------------------------------------

   Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 0.25% of
                  the par value per Share ($0.25) (Proxy Only)

---------------------------------------------------------------------------------------------------
                             Number of Shares      Number of Beneficial    Name of Soliciting
       DTC Participant         Requested for             Owner(s)             Merrill Lynch
           Number                 Payment              Represented               Dealer
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                               GULF POWER COMPANY

          NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 5.44% SERIES
                             CUSIP NUMBER 402479406

     List below the number of Shares tendered, or voted in favor of the Proposed Amendment but not tendered, by each beneficial owner whose tender or vote you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders and Proxies.

     ALL NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

  Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 1.50% of
                 the par value per Share ($1.50) (Tenders Only)

--------------------------------------------------------------------------------------------------
                                                    Number of Shares           Number of
       DTC Participant          VOI Ticket            Requested for       Beneficial Owner(s)
           Number                 Number*                Payment              Represented
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

   Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 1.00% of
                 the par value per Share ($1.00) (Tenders Only)

-----------------------------------------------------------------------------------------------------
                                              Number of          Number of           Name of
                                               Shares           Beneficial         Soliciting
     DTC Participant      VOI Ticket        Requested for        Owner(s)         Merrill Lynch
         Number             Number*            Payment          Represented          Dealer
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

                               GULF POWER COMPANY

          NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 5.44% SERIES
                             CUSIP NUMBER 402479406
                                  (CONTINUED)

Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 0.50% of the
                                   par value
                         per Share ($0.50) (Proxy Only)

------------------------------------------------------------------------------------------
                                                               Number of Beneficial
         DTC Participant             Number of Shares                Owner(s)
              Number              Requested for Payment            Represented
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

   Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 0.25% of
               the stated capital per Share ($0.25) (Proxy Only)

---------------------------------------------------------------------------------------------------
                             Number of Shares      Number of Beneficial    Name of Soliciting
       DTC Participant         Requested for             Owner(s)             Merrill Lynch
           Number                 Payment              Represented               Dealer
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                               GULF POWER COMPANY

          NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 6.72% SERIES
                             CUSIP NUMBER 402479836

     List below the number of Shares tendered, or voted in favor of the Proposed Amendment but not tendered, by each beneficial owner whose tender or vote you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders and Proxies.

     ALL NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

  Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 1.50% of
              the stated capital per Share ($0.375) (Tenders Only)

--------------------------------------------------------------------------------------------------
                                                    Number of Shares           Number of
       DTC Participant          VOI Ticket            Requested for       Beneficial Owner(s)
           Number                 Number*                Payment              Represented
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

   Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 1.00% of
              the stated capital per Share ($0.25) (Tenders Only)

-----------------------------------------------------------------------------------------------------
                                              Number of          Number of           Name of
           DTC                                 Shares           Beneficial         Soliciting
       Participant        VOI Ticket        Requested for        Owner(s)         Merrill Lynch
         Number             Number*            Payment          Represented          Dealer
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

                               GULF POWER COMPANY

          NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 6.72% SERIES
                             CUSIP NUMBER 402479836
                                  (CONTINUED)

  Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 0.50% of
               the stated capital per Share ($0.125) (Proxy Only)

------------------------------------------------------------------------------------------
                                                               Number of Beneficial
         DTC Participant             Number of Shares                Owner(s)
              Number              Requested for Payment            Represented
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

   Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 0.25% of
              the stated capital per Share ($0.0625) (Proxy Only)

---------------------------------------------------------------------------------------------------
                             Number of Shares      Number of Beneficial    Name of Soliciting
       DTC Participant         Requested for             Owner(s)             Merrill Lynch
           Number                 Payment              Represented               Dealer
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                               GULF POWER COMPANY

        NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 1993 ADJUSTABLE
                                  RATE SERIES
                             CUSIP NUMBER 402479828

     List below the number of Shares tendered, or voted in favor of the Proposed Amendment but not tendered, by each beneficial owner whose tender or vote you have solicited. All Shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders and Proxies.

     ALL NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213; CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS AND PROXIES SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

  Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 1.50% of
                the par value per Share ($0.375) (Tenders Only)

--------------------------------------------------------------------------------------------------
                                                    Number of Shares           Number of
       DTC Participant          VOI Ticket            Requested for       Beneficial Owner(s)
           Number                 Number*                Payment              Represented
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

   Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 1.00% of
                 the par value per Share ($0.25) (Tenders Only)

-----------------------------------------------------------------------------------------------------
                                              Number of          Number of           Name of
                                               Shares           Beneficial         Soliciting
     DTC Participant      VOI Ticket        Requested for        Owner(s)         Merrill Lynch
         Number             Number*            Payment          Represented          Dealer
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

---------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

                               GULF POWER COMPANY

        NOTICE OF SOLICITED TENDERS AND PROXIES FOR THE 1993 ADJUSTABLE
                                  RATE SERIES
                             CUSIP NUMBER 402479828
                                  (CONTINUED)

  Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of 0.50% of
               the stated capital per Share ($0.125) (Proxy Only)

------------------------------------------------------------------------------------------
                                                               Number of Beneficial
         DTC Participant             Number of Shares                Owner(s)
              Number              Requested for Payment            Represented
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

     Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of 0.25% of the stated capital per Share ($0.0625) (Proxy Only)

---------------------------------------------------------------------------------------------------
                             Number of Shares      Number of Beneficial    Name of Soliciting
       DTC Participant         Requested for             Owner(s)             Merrill Lynch
           Number                 Payment              Represented               Dealer
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm
    ----------------------------------------------------------------------------
                                   (Please Print)

Attention
         -----------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Phone Number
            --------------------------------------------------------------------

Taxpayer Identification or Social Security No.
                                              ----------------------------------

Applicable VOI Number
                     ---------            Number of Shares
                                                          ----------------------

IF SOLICITATION FEES ARE TO BE PAID TO ANOTHER ELIGIBLE INSTITUTION(S), PLEASE COMPLETE THE FOLLOWING BOXES:

ISSUE CHECK TO:
Firm
    ----------------------------------------------------------------------------
                                   (Please Print)

Attention
         -----------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Phone Number
            --------------------------------------------------------------------

Taxpayer Identification or Social Security No.
                                              ----------------------------------

Applicable VOI Number
                     ---------             Number of Shares
                                                           ---------------------

Series
      ------------------------

--------------------------------------------------------------------------------

ISSUE CHECK TO:
Firm
    ----------------------------------------------------------------------------
                                   (Please Print)

Attention
         -----------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Phone Number
            --------------------------------------------------------------------

Taxpayer Identification or Social Security No.
                                              ------------------

Applicable VOI Number
                     ---------             Number of Shares
                                                           ---------------------

Series
      ------------------------

NOTE: IF ADDITIONAL PAYMENT INSTRUCTIONS, PLEASE COPY AND ATTACH.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders and Proxies will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders and Proxies or incur any liability for failure to give such notification.

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Southern; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

Firm Name:
          ----------------------------------------------------------------------

By:
   -----------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address (Including Zip Code):
                             ---------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------